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



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                                 GULFSTEAM

                            43rd PARIS AIR SHOW

                               JUNE 15, 1999










 Note: This document contains forward looking statements that are subject to risks and uncertainties. It should be read in conjuction with the Company's SEC filings and disclosures. An exhibit to the Company's SEC filings discusses factors that could cause actual results to differ.


-----------------------------------------------------------------------------

Agenda
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o     Company & Market Highlights
      -  Bill Boisture, President & Chief Operating Officer
         Gulfstream Aerospace Corporation

o     Financial Overview
      -  Chris Davis, Executive Vice President &
         Chief Financial & Administrative Officer
         Gulfstream Aerospace Corporation

o     General Dynamics Overview
      -  Nick Chabraja, Chairman & Chief Executive Officer
         General Dynamics Corporation

o     Q&A

Gulstream Leads the Industry
-----------------------------------------------------------------------------


o Pre-Eminent Designer, Developer, Manufacturer & Marketer of the Most Technologically Advanced Business Aircraft
      -  Highest Quality, Most Reliable Large Cabin Aircraft
      -  Leader in Development & Production of Ultra-Long Range Aircraft
      -  More Than 1,000 Aircraft Delivered Over 40 Years

o     Strong Brand Name & Customer Loyalty

o     Worldwide Presence ... Expanding Market Through New Distribution
      Channels

o     Broad Family of Products & Services Drives Growth

o     Excellent Financial Performance with Strong Future Outlook

Gulfstream Dominates Its Markets
-----------------------------------------------------------------------------


Long Range and Ultra-Long Range Business Jet
Aircraft Deliveries Through December 1998


                                                         Double the Size of
                                                         the Next Largest
                                                         Competitor



[Pie Chart Illustrating the Number of Deliveries and Market Share of Aircraft Produced by Gulfstream and Its Competitors showing 877 or 58% for Gulfstream GII, GIII, GIV/GIV-SP, GV; 437 or 29% for Challenger CL600/601, CL601-3A/3R, CL604, Global Express; and 207 or 13% for Falcon F900/900B/EX]

Expanded Product Set Meets Customer Needs
-----------------------------------------------------------------------------


(Photos of GIV-SP and GV appear here)

Offering a Full Complement of Aviation Products & Services

Gulfstream IV-SP Market Share (1995-1998)
-----------------------------------------------------------------------------


          Orders                                       Deliveries
          ------                                       ----------


[Pie Chart Illustrating the Market       [Pie Chart Illustrating the Market
Share for Orders of the Gulfstream       Share for Deliveries of the
GIV and Dassault F900B/EX showing        Gulfstream GIV and Dassault F900B/EX
66% for the Gulfstream GIV and 34%       showing 62% for the Gulstream GIV and
for the Dassault F900 B/EX]              38% for the Dassault F900B/EX]

Source:  Gulfstream Marketing Estimate   Source:  Business Aviation

o     GIV-SP Consistently Outsells Nearest Competitor
o     GIV-SP Is Most Reliable Large Cabin Jet... >99% Dispatch Reliability
o     GIV-SP Aircraft Design Provides Continued Opportunity for Product
      Enhancements
o     GIV-SP Is Proven Special Mission Aircraft (NOAA, JDA, US Navy,
      SIGINT)
o     Falcon 900EX Design "Fully Stretched"
o     Challenger No Longer a Direct Competitor Due to Performance and
      Pricing

Gulfstream V Market Share
-----------------------------------------------------------------------------


Program Inception Through December 1998


          Orders                                       Deliveries
          ------                                       ----------

[Pie Chart Illustrating the Market       [Pie Chart Illustrating the Market
Share for Orders of the Gulfstream       Share for Deliveries of the
GV and Bombardier GEX showing 73%        Gulfstream GV and Bombardier GEX
for the Gulstream GV and 27% for         showing 95% for the Gulfstream GV
the Bombardier GEX]                      and 5% for the Bombardier GEX]

Source:  Announced orders excluding      Source:  Business Aviation
         orders to distributors


o     Have Sold 141 GVs Before the Competition Is In Service
o     Pioneered New Ultra-Long Range Market ... 50% More Range Than
      GIV-SP ... New York to Tokyo Non-Stop ... Paris to Los Angeles Non-Stop
o     Outstanding Performance Over the Entire Flight Envelope
o     Collier Trophy Winner ... 57 World & National Records
o     Commercial Airliners Not Direct Competitors Due to Size, Cost and
      Performance

Expanded Product Offerings Expand The Market
-----------------------------------------------------------------------------
o     Gulfstream Shares
      -  Most Successful Large-Cabin Fractional Ownership Program
      - 68 North American Shares Orders/Options ...Valued at $2 Billion ... 20 Aircraft in Service ... 119 Shares Sold
      -  12 Middle East Shares Orders ... Valued at $335 Million
      -  Expansion Opportunities in Far East and Europe
      - Significant New Distribution Channel ... 85% Of Shares Customers Have Never Owned a Gulfstream

o     Gulfstream Lease
      ----------------
      -  Industry's First Short-Term Operating Lease Program
      - 12 Aircraft Order Including Options ... Valued at $410 Million ... Includes GIV-SPs and GVs
      -  Program Operational in Late 1999

Expanded Products Leverage The Brand
-----------------------------------------------------------------------------
o     Gulfstream Management Services
      ------------------------------
      -  Turnkey Aircraft Management for Crew, Dispatch and Maintenance
         Management

o     Gulfstream Charter Services
      ---------------------------
      -  Single Point of Contact for Chartering Gulfstream Aircraft

o     Gulfstream Pre-Owned Aircraft
      -----------------------------
      -  Branded Product With Factory Warranty ...
         Competes With Lower Priced Competitors

Expanded Products Offer Competitive Advantage
---------------------------------------------
o     Gulfstream Worldwide Service
      ----------------------------
      -  Network of Worldwide Gulfstream Service & Warranty Centers & Parts
         Depots
      -  24 Hour, 7 Day-a-Week Service
      - Non-Gulfstream Aircraft Service is Advantage For Customers With Mixed Aircraft Fleets (Challengers, Falcons, Hawkers)

o     Gulfstream Financial Services
      -----------------------------
      -  Third-Party Financing Facilitates New and Pre-Owned Aircraft Sales

Focused R&D for Market Leadership
---------------------------------


o     Continuous Improvements in Reliability

o     Reductions in Cost of Operations

o     Safety and Cockpit Enhancements
      -  Enhanced Vision
      -  Aging Aircraft

o     Integration of Technology to Remain the Market Leader

o     Evaluation of New Technologies for Long-Term Planning

Investing Approximately $20 Million Annually in the
Gulfstream IV-SP and Gulfstream V

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FINANCIAL HIGHLIGHTS

CHRIS DAVIS

-----------------------------------------------------------------------------


1998 Was Another Great Year for Gulfstream ...
Momentum Continues in 1999



(Photo of Gulfstream In Flight)

1998 Financial Highlights
-----------------------------------------------------------------------------



o     Excellent Financial Performance
      -  Total Revenues of $2.4 Billion ... Up 28% Over 1997
      -  EPS Up by 79% to $3.00
      - Gross Margin (Excluding Pre-Owned) Increased to 23.6% From 20.0% ... GV Learning Curve, Productivity Initiatives and Favorable Pricing

o     Record New Aircraft Orders
      -  90 Orders, Plus 18 Options ... 45
         Orders Excluding Shares & Lease Multi-A/C Orders
      -  No Cancellations, No Russian Exposure and Minimal Asian Exposure

Gulfstream 1998 Highlights
-----------------------------------------------------------------------------


o Met or Exceeded Operating Goals for Deliveries, Cost Performance and Aircraft Services Growth and Profitability
      -  Delivered 61 Green Aircraft and 54 Completions ...
         Up From 51 Green and 27 Completions in 1997
      -  Production Expanded With Minimal Capital Investment

o     Invested Strong Free Cash Flow in Future Growth
      -  Acquired K-C Aviation for $250 Million ...
         Accelerates Completions Ramp-Up and Service Growth
      -  Completed $200 Million Share Repurchase Program

1999 First Quarter Highlights
-----------------------------------------------------------------------------


o     1Q99 Revenues of $625.1 Million ... Up 24% Over 1Q98

o Gross Margin of 23.9% (Excluding Pre-Owned) Up From 22.1% in 1Q98 and 23.7% in 4Q98

o     Order Momentum Remains Excellent ... Broad Geographic Mix ... No
      Cancellations
      -  129 A/C Backlog Valued at $4.1 Billion as of 3/31/99

o     GV Significantly Penetrating Special Mission Market
      -  U.S. Government Ordered 3 Additional GVs ... Total Order Now at 6

Strong Start to 1999 ... On Track to Meet Operating and Financial Goals

                 Production Expansion to Meet Strong Demand
                 ------------------------------------------

                            Aircraft Deliveries
                            -------------------

 [Chart Illustrating Aircraft Deliveries During 1996, 1997, 1998 and 1999 showing 27 in 1996, 51 in 1997, 61 in 1998 and 65 in 1999]


o     Significantly Exceeds Original '96 Plan of 48 Deliveries in '99

o     Co-Production Flexibility Allows Shift in Mix Based on Demand

o     Suppliers Under Long-Term Contracts For Cost Leverage

Excellent Financial Performance Since IPO
----------------------------------------------------------------------------


($ Million, Except Units and EPS)



[Chart Illustrating Sales and Income Before Taxes During 1996,
 1997, 1998 and 1999 showing sales of $1,064 and income of $47 in 1996, sales of $1,904 and income of $209 in 1997, sales of $2,428 and income of $352 in 1998 and sales of $2,707 and income of $444 in 1999E (Analysts' Consensus)]


                           1996        1997       1998        1999E

Deliveries                   27          51         61          65
Fully-Taxed EPS(a)         $.37       $1.68      $3.00       $3.75

(a)  Assumes a 37.5% Tax Rate for 1996 & 1997

Operations and Completions Strategy
Supports Growth and Margin Expansion
----------------------------------------------------------------------------
o     Reduce Costs and Increase Productivity and Quality in All Areas of the
      Business

o Leverage Multi-Site Completions Capacity and Capabilities to Meet Production Levels

      -  Engineering Processes Redesigned to Reduce Cycle Time and Cost
      -  Premium Interior Packages Facilitate Customer Design Process
      - Incorporate CATIA Technology to Increase Quality and Support Productivity Goals

o     Maintain Product Leadership Through Focused R&D

o     Grow Service Business to Support Worldwide Fleet and Expand
      Non-Gulfstream Service

Increasing Operating Margin
----------------------------------------------------------------------------


[Chart Illustrating Operating Margin During 1996, 1997, 1998 and
First Quarter of 1999 showing $50 in 1996, $229 in 1997, $373 in 1998 and $97 in 1Q99]

                                                                Longer Term
                                                                 Target of
                                                                    20%

                                                                 Near Term
                                                                 Target of
                                                                    18%



                         1996      1997           1998            1Q99
Adjusted
Operating Margin         5.7%      13.1%          16.8%          17.3%
Excludes Pre-Owned Revenue and Margin, 98 Step Up

*    Excludes Pre-Owned Revenue and Margin

Highly Visible Sales and Earnings Growth
----------------------------------------------------------------------------


($ Million, Except Units)


                                                          o   Backlog Runs
                                                              Out Through
                                                              2007
                                                          o   Approximately
                                                              64% of
                                                              Backlog,
                                                              Including
                                                              Options,
                                                              Delivers in
                                                              2000 and
                                                              Beyond
                                                          o   75% Of Backlog
                                                              Is in North
                                                              America
                                                          o   Nearly Half Is
                                                              Corporate


[Chart Illustrating Backlog During 1996, 1997, 1998 and 1st Quarter of
1999 showing $3,104 in 1996, $2,782 in 1997, $4,300* in 1998 and $4,100* in
1Q99]






                  1996      1997      1998       1Q99

Deliveries          27        51        61        17
New A/C Orders      65        46        108*      11

*    Including Options & Middle East Shares

Strong Future Outlook
----------------------------------------------------------------------------


o     Proven Management ... Committed to Growth &
      Enhancing Shareholder Value

o     Strong Company & Industry Fundamentals

o     Highly Visible Sales and Earnings

o Expanding Margins Through Increased Volume, Favorable Pricing and Cost Performance

o     Will Generate Significant Free Cash Flow

o New Product Offerings, New Distribution Channels and Strong Demand Generate Top Line Growth


Remain Confident in Strong Earnings Growth ... At Least 25%
EPS Growth in 1999 to $3.75 ... At Least 15% Growth in 2000

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GENERAL DYNAMICS

Nick Chabraja

General  Dynamics  Financial  Objective
----------------------------------------------------------------------------



o     Share Price  Appreciation                  ~ 13.5%

o     Dividend  Yield                            ~  1.5%

o     Minimum Total Return                       ~ 15.0%

 Corporate  Strategy
----------------------------------------------------------------------------


o     Organic Revenue Growth

o     Continual  Operations Improvement

o     Disciplined  Capital  Deployment

 GD Stock Price Vs Objective
----------------------------------------------------------------------------


[Graph Illustrating General Dynamics Stock Price from 12/95 through June 9, 1999 compared to an appreciation objective of 13.5% showing a price of $64 11/16 on June 9, 1999]

Deployment  of  Capital
----------------------------------------------------------------------------


o     Internal  Investment

o     Accretive  Acquisitions

Financial Resources
----------------------------------------------------------------------------
o     Cash Balance

o     Cash From Operations

o     R&D Tax Credits

o     Real Estate

o     A-12

o     Debt Capacity

General Dynamics  Acquisition Criteria
----------------------------------------------------------------------------


o     Aggressively   Pursue   Businesses   Related  to  Core   Operations

o     Opportunistically  Pursue Businesses  Related to Core Competencies

General Dynamics/Gulfstream  Financial Fit
----------------------------------------------------------------------------
o     Operational  Excellence

o     Strong Cash Flows

o     Solid  Balance  Sheet

o     Highly  Visible  Earnings

o     History  of Exceeding  Expectations

o     Strong,  Firm Backlog



                     Immediately Accretive to Earnings
                     - $0.25 in 1999 and $0.35 in 2000

Selected 2000 Financials - Wall Street  Estimates
----------------------------------------------------------------------------


($ Millions Except
Per Share Amounts)                                Total
                                                  -----


Sales                                             $8,742

Operating Earnings                                 1,226

Net Income                                           773

EPS (diluted)                                      $3.83

Free Cash Flow                                       733



                  Total Company Backlog @ $18 Billion ...
                    Provides Strong Earnings Visibility

General  Dynamics/Gulfstream  Strategic Fit
----------------------------------------------------------------------------


o     Clear Market  Leaders

o     Shared Core  Competencies

o     Shareholder  Value  Focused Management



                      General Dynamics + Gulfstream =
                      Strong Cash and Earnings Engine